SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 9, 2004

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

1

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On February 9, 2004, Connetics Corporation filed a Registration Statement on Form S-8 with the Securities and Exchange Commission registering additional shares of its common stock to be issued under its 2002 Employee Stock Plan, 1995 Directors’ Stock Option Plan, 1995 Employee Stock Purchase Plan and Stock Plan (2000).

     A copy of the 2002 Employee Stock Plan is attached as Exhibit 99.1, and the 1995 Directors’ Stock Option Plan is attached as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	2002 Employee Stock Plan
99.2	1995 Directors’ Stock Option Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: March 5, 2004

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	2002 Employee Stock Plan
99.2	1995 Directors’ Stock Option Plan

3